A ESCROW AGREEMENT

          This Escrow Agreement ( "Agreement") is made and entered into as of July 10, 2000, by and among Network Systems International, Inc., a Nevada corporation ("NESI"), Millennium Holdings Group, Inc., a New York corporation ("MHG") and G. David Gordon & Associates, P.C., an Oklahoma professional corporation, as escrow agent ("Escrow Agent").

          A. On July 10, 2000, NESI agreed to sell 1,666,667 shares of its authorized but unissued common stock ("NESI Stock") in consideration for $1,000,000 to seven (7) accredited investors located by MHG as listed on Exhibit "A" (the "Investors"), pursuant to a stock purchase agreement dated July 10, 2000, between NESI and the Investors (the "Stock Purchase Agreement").

          B. NESI and certain NESI shareholders, pursuant to the terms of the Stock Purchase Agreement, have agreed to cause a corporate restructuring of NESI prior to the closing of the Stock
Purchase Agreement.

          C. NESI has requested that the purchasers of the NESI stock place $1,000,000 in escrow to assure their purchase of the NESI Stock pursuant to the terms of the Stock Purchase
Agreement.

          D. Escrow Agent has agreed to serve as the escrow agent for MHG and NESI, in accordance with the terms of this agreement.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. Escrow. Concurrently with the execution hereof, MHG will cause to be delivered and deposited with Escrow Agent $1,000,000 in immediately available funds (the "Escrow Amount"). Except as otherwise directed under Section 4 hereof, the Escrow Agent will hold the Escrow Amount in escrow with the $1,000,000 to be delivered to NESI as the purchase price for the NESI Stock in accordance with the Stock Purchase Agreement.

          2. Escrow Period; Retention and Distribution of Escrow Amount. As used herein, the term "Escrow Period" means that time period beginning on the date hereof and ending on the earlier of the date on which the Escrow Agent receives written instructions signed by MHG and NESI or a court order directing the distribution of the Escrow Amount ("Escrow Release Date"). The Escrow Agent shall hold and invest the Escrow Amount during the Escrow Period, in accordance with the terms of this Agreement. The Escrow Agent shall distribute the Escrow Amount on or promptly after the Escrow Release Date, in accordance with the terms hereof.

          3. Interest on Escrow Amount. During the Escrow Period, the Escrow Amount will be deposited at Bank of America N.A. with further credit to the G. David Gordon & Associates, P.C. Trust Account (the "Escrow Account"). Any interest, if any, earned on the Escrow Amount during the Escrow Period (the "Interest") shall be distributed to MHG or its assigns promptly after the Escrow Release Date. For tax reporting and withholding purposes, all Interest shall be allocated to MHG.



          4.   Transfer of Escrow Amount.

               (a) Completion of Stock Purchase. If the Escrow Agent shall receive written instructions executed by MHG and NESI advising the Escrow Agent that all pre-conditions of the Stock Purchase Agreement have occurred or will occur and direct that the Escrow Amount be distributed, the Escrow Agent shall transfer the Escrow Amount to NESI and NESI shall promptly deliver to the Investors one or more stock certificates representing the number of shares of common stock of the Company equal to 1,666,667 shares of the capital stock of NESI.

               (b) Termination of Stock Purchase; etc. If the Escrow Agent shall receive written instructions executed by MHG and NESI advising the Escrow Agent that all preconditions of the Stock Purchase Agreement will not occur by July 28, 2000, the Escrow Agent shall transfer the Escrow Amount to MHG.

               (c) Disagreement regarding Stock Purchase Failure. If the parties disagree as to whether all preconditions of the Stock Purchase Agreement have occurred, then the Escrow Agent shall continue to hold the Escrow Amount in escrow until the parties have either (1) agreed upon the manner in which the Escrow Amount shall be distributed or (2) obtained an order from a court of competent jurisdiction with respect to such matter.

               (d) Contested Claims. In the event that the Escrow Agent receives written direction from one, not both, of MHG and NESI to distribute the Escrow amount, it shall give notice of such direction to the other party, but shall continue to hold the Escrow Amount until it receives written instructions executed by both MHG and NESI or a court order directing the distribution of the Escrow Amount.

          5.   Limitation of Escrow Agent's Liability.

               (a) Escrow Agent will incur no liability with respect to any action taken or suffered by it in reliance upon any notice, direction, instruction, consent, statement or other document believed by it to be genuine and duly authorized, nor for any other action or inaction, except its own willful misconduct, fraud or gross negligence. In no event shall the Escrow Agent be liable for punitive damages. Escrow Agent will have no duty beyond good faith to inquire into or investigate the validity, accuracy or content of any document delivered to it. Escrow Agent will not be responsible for the validity or sufficiency of this Agreement. In all questions arising under this Agreement, Escrow Agent may rely on the advice or opinion of its counsel, and for anything done, omitted or suffered in good faith by Escrow Agent based on such advice, Escrow Agent will not be liable to anyone. Escrow Agent will not be required to take any action hereunder involving any expense unless the payment of such expense is made or provided for in a manner satisfactory to it.

               (b) In the event conflicting demands are made or conflicting notices are served upon Escrow Agent with respect to the Escrow Amount, Escrow Agent will have the absolute right, at Escrow Agent's election, to do any of the following: (i) resign so a successor can be appointed pursuant to Article 7 herein,
(ii) file a suit in interpleader and obtain an order from a court of competent jurisdiction located in Tulsa County, Oklahoma (the "Stipulated Jurisdiction") requiring the parties to interplead and litigate in such court their several claims and rights among themselves, or (iii) notify the other parties in writing that it has received conflicting instructions and is refraining from taking action until it receives written instructions from both MHG and NESI. For the purpose of this Section 5(b) and for the enforcement of any court order, the parties each consent to the personal jurisdiction of the federal and State courts in the Stipulated Jurisdiction and waive any objection to the venue and rights to request dismissal on the grounds of forum non conveniens or similar doctrines. In the event an interpleader suit as described in clause (ii) above is brought and the Escrow Amount is deposited as required by applicable procedural rules governing litigation in interpleader in the Stipulated Jurisdiction, Escrow Agent will be entitled (upon court order) to be fully released and discharged from all further obligations imposed upon it under this Agreement, and the party which does not prevail in such action will pay Escrow Agent all costs, expenses and reasonable attorney's fees expended or incurred by Escrow Agent pursuant to the exercise of Escrow Agent's rights under this Article 5; provided, however, that if such action is settled, then, unless the parties otherwise agree, each of the parties will pay the Escrow Agent an equal share all of such costs, expenses and fees.

               (c) Each party to this Agreement (other than Escrow Agent), jointly and severally (each an "Indemnifying Party and together the "Indemnifying Parties") hereby covenants and agrees to reimburse, indemnify and hold harmless Escrow Agent, Escrow Agent's partners, employees, counsel and agents (severally and collectively, "Escrow Agent"), from and against any damage, liability or loss suffered, incurred by, or asserted against Escrow Agent including amounts paid in settlement of any action, suit, proceeding, or claim brought or threatened to be brought and including reasonable expenses of legal counsel, (collectively, "Loss") arising out of, in connection with or based upon any act or omission by Escrow Agent (and/or any of its officers, directors, employees, counsel or agents) relating in any way to this Agreement or Escrow Agent's services hereunder. This indemnity will exclude any indemnification for any Loss arising in whole or in part, directly or indirectly, from any gross negligence, fraud or willful misconduct on Escrow Agent's part.

               (d) Each Indemnifying Party may participate at its own expense in the defense of any claim or action that may be asserted against Escrow Agent related to this Agreement, and if the Indemnifying Parties so elect, the Indemnifying Parties may assume the defense of such claim or action; provided, however, that, if there exists a conflict of interest that would make it inappropriate, in the sole discretion of Escrow Agent, for the same counsel to represent both Escrow Agent and the Indemnifying Parties, Escrow Agent's retention of separate counsel will be reimbursable as herein above provided. Escrow Agent's right to indemnification hereunder will survive Escrow Agent's resignation or removal as Escrow Agent and will survive the termination of this Agreement by lapse of time or otherwise.

  (e) Escrow Agent hereby warrants that Escrow Agent will notify each Indemnifying Party by letter, or by telephone or telecopy confirmed by letter, of any receipt by Escrow Agent of a written assertion of a claim against Escrow Agent arising out of this Agreement, or any action commenced against Escrow Agent arising out of this Agreement, within five (5) business days after Escrow Agent's receipt of written notice of such claim. However, Escrow
    Agent's failure to so notify each Indemnifying Party will not operate in any manner whatsoever to relieve an Indemnifying Party from any liability that it may have to Escrow Agent under this
    Article 5 or otherwise unless such failure by Escrow Agent to give such notice (or to give such notice within such five (5)
     business day period) materially prejudices such Indemnifying
     Party.

               (f) Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder either directly or by or through its agents or attorneys. Escrow Agent will have no liability for the conduct of any outside attorneys, accountants or other similar professionals it retains. Nothing in this Agreement will be deemed to impose upon Escrow Agent any duty to qualify to do business or to act as a fiduciary or otherwise in any jurisdiction other than the State of Oklahoma.

          6. Expenses of Escrow Agent. All fees and expenses (the "Fees and Expenses") of Escrow Agent incurred in the course of performing its responsibilities under this Agreement shall be invoiced to the parties, and shall be paid in equal shares by MHG and NESI; it being understood that the Escrow agent does not intend to charge any fees other than such out-of- pocket expenses as it may incur and in those expenses described in Section 5(b).

          7. Successor Escrow Agent. In the event Escrow Agent becomes unavailable or unwilling to continue in its capacity herewith, Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving notice of its resignation to the parties to this Agreement, specifying a date not less than ten (10) days following such notice date of when such resignation will take effect. MHG will designate a successor Escrow Agent prior to the expiration of such ten (10) day period by giving written notice to Escrow Agent and NESI; provided, however, that, MHG may appoint a successor Escrow Agent without the consent of NESI only so long as such successor is a bank or trust company which, together with its parent, has capital and surplus of at least US $50 million, and may appoint any other successor Escrow Agent with the consent of the parties which will not be unreasonably withheld. Escrow Agent will promptly transfer the Escrow Amount to such designated successor.

          8. Limitation of Responsibility. Escrow Agent's duties are limited to those set forth in this Agreement, and Escrow Agent, acting as such under this Agreement, is not charged with knowledge of or any duties or responsibilities under any other document or agreement, including without limitation the Stock Purchase Agreement. Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder either directly or by or through its agents or attorneys. Escrow Agent will not be responsible for and will not be under a duty to examine into or pass upon the validity, binding effect, execution or sufficiency of this Agreement or of any agreement amendatory or supplemental hereto.

          9.   General Provisions

          (a) Governing Law; Jurisdiction; Attorneys' Fees. This Agreement shall be governed by and construed and interpreted in accordance with the substantive laws of the State of North Carolina as applied to contracts made and performed within the State of North Carolina without regard to its conflicts of law principles. Each of the parties to this Agreement hereby irrevocably submits to the jurisdiction of any Oklahoma federal court sitting in the County of Tulsa in respect of any suit, action or proceeding arising out of or pertaining to this Agreement and irrevocably accepts for itself/himself/herself and in respect of its/his/her property, generally and unconditionally, jurisdiction of the foregoing courts. Each of the parties to this Agreement hereby irrevocably waives, to the fullest extent such party may effectively do so under applicable law, any objection that such party may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that such suit, action or proceeding has been brought in an inconvenient forum. Should suit be brought to enforce or interpret any part of this Agreement, the prevailing party will be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including without limitation, costs, expenses and fees on any appeal). The prevailing party will be entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment.

          (b) Assignment; Binding Upon Successors and Assigns. No party hereto may assign any of its rights or obligations hereunder without the prior written consent of the other parties hereto. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          (c) Severability. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, then the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.

          (d) Counterparts. This Agreement may be executed in any number of counterparts, each of which will be an original as regards any party whose signature appears thereon and all of which together will constitute one and the same instrument. This Agreement will become binding when one or more counterparts hereof, individually or taken together, bear the signatures of all parties reflected hereon as signatories.

          (e) Amendment; Waiver. This Agreement may be amended by the written agreement of MHG, Escrow Agent and NESI, provided that, if Escrow Agent does not agree to an amendment agreed upon by MHG and NESI, Escrow Agent will resign and Buyer will appoint a successor Escrow Agent in accordance with Article 7. No amendment of the Stock Purchase Agreement will increase Escrow Agent's responsibilities or liability hereunder without Escrow Agent's written agreement. No waiver by any party hereto of any condition or of any breach of any provision of this Agreement will be effective unless such waiver is set forth in a writing signed by such party. No waiver by any party of any such condition or breach, in any one instance, will be deemed to be a further or continuing waiver of any such condition or breach or a waiver of any other condition or breach of any other provision contained herein.

          (f) Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when the same shall be delivered (i) personally, or (ii) by facsimile transmission (confirmed by mail) or (iii) three business days after being sent by registered or certified mail, postage prepaid, and addressed as set forth below


          If to NESI:         Network Systems
                              International, Inc.
                              200 N. Elm Street
                              Greensboro, NC   27401
                              Attn: Chris Baker
                              Fax: (336) 271-0852

          If to MHG:          Millennium Holdings
                              Group, Inc.
                              6413 Congress Avenue, Suite 240
                              Boca Raton, FL   33487
                              Attn: Herbert Tabin
                              Fax: (561) 988-0815

          If to Escrow Agent:       G. David Gordon & Associates,
                              P.C.
                              7633 East 63rd Place, Suite 210
                              Tulsa, OK   74133
                              Attn: G. David Gordon, Esq.
                              Fax: (918) 254-2988


          Any party may change the address to which notices are to be addressed by giving the other party notice in the manner herein set forth. Any notice delivered to the Escrow Agent shall be effective only upon receipt. The Escrow Agent may assume without inquiry that any document required to be delivered to the Escrow Agent and any other person has been received by such other person if it has been received by the Escrow Agent.

               (g) Construction. This Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof will not be construed for or against either party. Unless otherwise indicated herein, all references in this Agreement to "Sections" refer to sections of this Agreement. The titles and headings herein are for reference purposes only and will not in any manner limit the construction of this Agreement which will be considered as a whole.

          IN WITNESS WHEREOF, the parties have duly executed this Escrow Agreement as of the day and year first above written.


MHG:                                    NESI:

MILLENNIUM HOLDINGS GROUP, INC.         NETWORK SYSTEMS
                                        INTERNATIONAL, INC.


/s/ Gary Schultheis                     /s/ Chris Baker

Gary Schultheis , President             Chris Baker, President



ESCROW AGENT:

G. David Gordon & Associates, P.C.


By:     /s/ G. David Gordon

            G. David Gordon, President




                   Exhibit A

         Listing of Accredited Investors


     1.   Richard T. Clark

     2.   Joel C. Holt

     3.   D. Mark White

     4.   George D. Gordon

     5.   Bryan John

     6.   John Signorello

     7.   Steven Elias